Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 14 to Registration Statement No. 33-53887 on Form N-1A of The Asset Program, Inc. of our reports dated as indicated below, on each of the Funds, appearing in each Fund’s January 31, 2002 Annual Report.

Date of our Report	Name
March 8, 2002	Merrill Lynch Mid Cap Value Fund
March 14, 2002	Mercury U.S. Government Securities Fund
March 8, 2002	Mercury Growth Opportunity Fund

We also consent to the reference to us under the caption “Financial Highlights” in each Prospectus, which is part of such Registration Statement. /s/ Deloitte & Touche LLP

New York, New York May 24, 2002